UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                   FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-24185

                      Date of Report: September 28, 2006


                   CHINA AOXING PHARMACEUTICAL COMPANY, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Florida                                           65-0636168
   ------------------------------------------------------------------------
  (State of other jurisdiction of                   (IRS Employer
   incorporation or organization                     Identification No.)


      444 Washington Blvd., Unit 2424, Jersey City, NJ        07310
      ---------------------------------------------------------------
         (Address of principal executive offices)          (Zip Code)


                           (212) 232-0120 ext. 221
             ---------------------------------------------------
             (Registrant's telephone number including area code)


          100 Wall Street, 15th Floor, New York, NY          10005
        ------------------------------------------------------------
       (Previous address, if changed since last report)    (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities

On September 28, 2006 China Aoxing completed the sale of 945,500 Units of securities to a total of 29 investors. Each "Unit" included one share of common stock and four common stock purchase warrants:

		Warrant	Exercise Price
		Series A	      $2.50
		Series B	      $3.50
		Series C	      $4.50
		Series D	      $5.50

China Aoxing agreed to file with the Securities and Exchange Commission a registration statement that will permit the investors to resell the common stock included in the Units as well as the common stock issuable upon exercise of the Warrants. The Warrants are exercisable for five years from the effective date of registration statement. China Aoxing may redeem a Warrant for $.01 if the closing bid price for its common stock equals or exceeds 200% of the exercise price of the Warrant for five consecutive days.

The Units were sold for a price of $2.00 per Unit, yielding gross proceeds of $1,891,000 from the sale of the Units. China Aoxing paid placement agent fees totalling $245,830 in connection with the offering, and incurred approximately $35,000 in other expenses. Therefore, the net proceeds of the offering realized by China Aoxing were $1,610,170.

The sale of the Units was exempt from the registration requirements of the Securities Act pursuant to Section 4(6) of the Act, because each of the investors was an Accredited Investor and there was no advertising or public solicitation performed in connection with the offering. The sale of the Units was also exempt from registration pursuant to Rule 506 of the Securities and Exchange Commission, since the sales satisfied all of the conditions specified in SEC Rules 501 and 502 and each of the investors had such knowledge and experience in financial and business matters that the investor was capable of evaluating the merits and risks of the investment.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    China Aoxing Pharmaceutical Company, Inc.

Dated:  October 3, 2006             By: /s/ Zhenjiang Yue
                                    --------------------------------------
                                    Zhenjiang Yue, Chief Executive Officer